Exhibit 99.03

ADAPTEC, INC.

2006 DIRECTOR PLAN

NOTICE OF STOCK APPRECIATION RIGHT AWARD

The terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same meanings in this Notice of Stock Appreciation Right Award (“Notice of Grant”).

Name:

Address:

You have been granted an award of  Stock Appreciation Rights (“SARs”), subject to the terms and conditions of the Plan (available in hard copy by request) and the attached Stock Appreciation Right Award Agreement (the “SAR Agreement”), as follows:

Number of SARs:

Date of Grant:

Fair Market Value of a Share on Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all SARs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule:

[Insert Vesting Schedule]

[Remainder of page intentionally left blank, signature page follows.]

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I,                                         , (“Participant”) understand that my membership on the Company’s board of directors is for an unspecified duration, and that nothing in this Notice of Grant, the SAR Agreement or the Plan changes the nature of that relationship.  I acknowledge that the vesting of the SARs pursuant to this Notice of Grant is earned only by my continuing service as director of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the SAR Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the SAR Agreement and the Plan.

PARTICIPANT	ADAPTEC, INC.

By:

Print Name:	Its:

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ADAPTEC, INC.

2006 DIRECTOR PLAN

STOCK APPRECIATION RIGHT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same defined meanings in this Stock Appreciation Right Award Agreement (the “Agreement”).

You have been granted Stock Appreciation Rights (“SARs”) subject to the terms and conditions of the Plan, the Notice of Stock Appreciation Rights Award (“Notice of Grant”) and this Agreement.

1.             Settlement.  Settlement of SARs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant.  Settlement of SARs shall be in Shares or cash.  No partial shares will be issued in settlement of an SAR.  Any amounts attributable to a partial share will be settled in cash.

2.             No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of SARs, Participant shall have no ownership of the Shares allocated to the SARs and shall have no right to vote such Shares, subject to the terms, conditions and restrictions described in the Plan and herein.

3.             Dividend Equivalents.   Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4.             No Transfer.  The SARs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5.             Termination.  If Participant’s membership on the Company’s board of directors terminates for any reason, all unvested SARs shall be forfeited to the Company forthwith, and all rights of Participant to such SARs shall immediately terminate.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6.             No Rights as Director.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s membership on the Company’s Board of Directors.

7.             Acknowledgement.  The Company and Participant agree that the SARs are granted under and governed by this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the SARs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

8.             Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the SARs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser prior to such settlement or disposition.  Applicable withholding taxes shall be satisfied by the Company by withholding the applicable number of Shares otherwise deliverable upon settlement of the SAR in accordance with rules and procedures established by the Committee.   There is no tax event upon granting of an SAR.  Upon settlement of the SAR, Participant will include in income the fair market value of the Shares or the amount of cash subject to the Shares payable in accordance with settlement of the SAR.  The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held greater than one year from the date of settlement.

9.             Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

10.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

11.           Governing Law; Severability.  The Plan and Notice of Grant are incorporated herein by reference.  The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by California law except for that body of law pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

12.           Enforcement of Rights.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

13.           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

14.           Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this SAR is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement.  Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.